CGM REALTY FUND

SCHEDULE OF INVESTMENTS as of September 30, 2021

(unaudited)

COMMON STOCKS — 98.5% OF TOTAL NET ASSETS

REAL ESTATE INVESTMENT TRUSTS — 82.3%

Lodging and Resorts — 15.7%	Shares	Value(a)
DiamondRock Hospitality Company (b)	200,000	$1,890,000
Host Hotels & Resorts, Inc. (b)	350,000	5,715,500
Park Hotels & Resorts Inc. (b)	1,100,000	21,054,000
Pebblebrook Hotel Trust	200,000	4,482,000
Ryman Hospitality Properties, Inc. (b)	230,000	19,251,000
Sunstone Hotel Investors, Inc. (b)	1,920,000	22,924,800
		75,317,300
Residential — 28.8%
AvalonBay Communities, Inc.	100,000	22,164,000
Camden Property Trust	60,000	8,848,200
Centerspace	227,000	21,451,500
Equity Residential	280,000	22,657,600
Essex Property Trust, Inc.	20,000	6,394,800
Mid-America Apartment Communities, Inc.	70,000	13,072,500
NexPoint Residential Trust, Inc.	356,000	22,029,280
UDR, Inc.	415,000	21,986,700
		138,604,580
Retail — 13.0%
Brixmor Property Group Inc.	800,000	17,688,000
Federal Realty Investment Trust	160,000	18,878,400
Simon Property Group, Inc.	200,000	25,994,000
		62,560,400
Self Storage — 24.8%
CubeSmart	505,000	24,467,250
Extra Space Storage Inc.	140,000	23,518,600
Life Storage, Inc.	220,000	25,242,800
National Storage Affiliates Trust	450,000	23,755,500
Public Storage	75,000	22,282,500
		119,266,650

TOTAL REAL ESTATE INVESTMENT TRUSTS (Identified cost $378,709,819)		395,748,930

OTHER COMMON STOCKS — 16.2%

Metals and Mining — 4.5%
Turquoise Hill Resources Ltd. (b)	1,460,000	21,549,600

Real Estate Services — 11.7%
CBRE Group, Inc. (b)	245,000	23,853,200
Jones Lang LaSalle Incorporated (b)	130,000	32,251,700
		56,104,900

TOTAL OTHER COMMON STOCKS (Identified cost $72,680,389)		77,654,500

TOTAL INVESTMENTS — 98.5% (Identified cost $451,390,208)(c)		473,403,430
Cash and receivables		17,120,135
Liabilities		(9,938,621)
TOTAL NET ASSETS — 100.0%		$480,584,944

(a)	Security valuation — Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (the “Board”). Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (“OTC”) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For securities with no sale reported, the last reported bid price is used. Corporate debt securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States government debt securities are valued at the current closing bid, as last reported by a pricing service approved by the Board.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board. For example, when developments occur between the close of a market and the close of the New York Stock Exchange ("NYSE") that may materially affect the value of some or all of the securities, or when trading in a security is halted, these procedures may be used. The frequency with which these procedures are used is unpredictable. These valuation procedures may result in a change to a particular security’s assigned level within the fair value hierarchy described below. The value of securities used for net asset value (“NAV”) calculation under these procedures may differ from published prices for the same securities.

The Fund may use valuation techniques consistent with the market, income, and cost approach to measure fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts (cash flows, earnings) to a single present amount. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset. To increase consistency and comparability in fair value measurements and related disclosure, the Fund utilizes a fair value hierarchy which prioritizes the various inputs to valuation techniques used to measure fair value into three broad levels:

•	Level 1 - Prices determined using: quoted prices in active markets for identical securities that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 - Prices determined using: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

•

Level 3 - Prices determined using: significant unobservable inputs, including the Fund’s own assumptions and judgment in determining the fair value of investments. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available in the circumstances. Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by Capital Growth Management Limited Partnership, the Fund’s investment adviser (“CGM”). Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

	Valuation Inputs
Classification	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Investments in Securities-Assets
Common Stocks*	$473,403,430	—	—
Total:	$473,403,430	—	—

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

(b)	Non-income producing security.

(c)	Federal Tax Information: At September 30, 2021, the net unrealized appreciation on investments based on cost of $454,874,989 for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,423,544
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,895,103)
$18,528,441

The cost basis and unrealized appreciation/(depreciation) for the Schedule of Investments and tax purposes differ due to differing treatments of wash sale losses deferred.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report, which can be found on the CGM Funds’ website, www.cgmfunds.com.